SunTrust Banks, Inc. 4Q 2007 Earnings Presentation January 23, 2008 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in
SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis.  The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the outlook statements provided at slides 22-23, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,”
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions.  Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and
SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements.  Actual results may differ materially from those set forth in the forward-looking statements.  Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general
business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5) customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8) hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16) maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; (17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18)
significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; (20) we depend on the expertise of key personnel without whom our operations may suffer; (21) we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25) our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us;
(28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactions with off-balance sheet entities affiliated with
SunTrust or its subsidiaries which may cause us to recognize current or future losses.

4Q 2007 Financial Performance
Income Statement Summary
($ in millions, except per share data)
4Q 2007             4Q 2006          2007                 2006
% Change
% Change
Twelve Months Ended Dec 31
Net Interest Income (FTE) $1,194.8 1% $4,822.2 2%
Provision for Loan Losses 356.8 208% 664.9 153%
Noninterest Income 576.0 (35)% 3,428.7 (1)%
Total Revenue (FTE) 1,770.8 (14)% 8,250.9 0%
Total Noninterest Expense 1,455.3 18% 5,233.8 7%
Provision for Income Taxes (79.7) NM 615.5 (29)%
Net Income Available to Common Shareholders 3.3 (99)% 1,603.7 (24)%
Net Income Per Average Common Diluted Share $   0.01 (99)% $     4.55 (22)%
Fourth Quarter Earnings Materially Impacted by Credit and
Market Valuation Write-Downs

1. Does not include initial costs, non-recurring expense reductions, and non-recurring gains associated with E implementation
2. Total realized expense reductions achieved during 2007
E   Efficiency and Productivity Program: Estimated Gross Cost Savings
1,2
($ in millions)
Gross Cost Savings
For 4Q
= $75 Million
$0.0 $135.0 $90.0 $45.0 $181.0
2007 Savings of $215.2 Million is 119% of Goal
$215.2
2
2

1. Does not include initial costs, non-recurring expense reductions, or non-recurring gains associated with E implementation
($ in millions)
E  Efficiency and Productivity Program: Estimated Gross Cost Savings
Actual Goal Goal
Cumulative Total 2007 2008 2009
Corporate Real Estate $100
Supplier Management 115
Offshoring/Outsourcing 45 $215            $350            $530
Process Reengineering                    125
Organizational Review                      145
TOTAL $530
Savings for Fiscal Year 2009 Represent Over 10% of 2006 Expense
Base
2
2
1

Capital & Coca-Cola Stock
Tier 1 Ratio (9/30) 7.44%
Capital Security Redemption     (0.22)
Securities Purchases                  (0.25)
Higher Loan Loss Provision      (0.08)
Other 0.11
Estimated Tier 1 Ratio (12/31)  7.00%
Tier 1 target remains 7.50%
Tangible equity to tangible assets ratio of 6.28%
Pursuing certain transactions authorized by the BOD regarding our Coca-Cola stock holdings;
under review by the appropriate regulatory and other relevant parties
Under any of the authorized transactions, Tier 1 capital would increase by approximately $1 billion
Expect to provide additional detail around these transactions during 2Q 2008
Evaluating the Capital Markets and may issue capital securities during the first quarter
Tier 1 Ratio Fell Below Target at Year End; We Expect to be
Above Target with Planned Transactions

Financial Topics:  Margin
2.94%
3.02%
3.10%
3.13%
3.18%
4Q 2006 1Q 2007 2Q 2007 3Q 2007 4Q 2007
3Q 2007 Margin 3.18%
Deposit Pricing Pressure (0.08)
Decline in Earning Asset Yields (0.14)
Lower Wholesale Funding Costs 0.17
4Q 2007 Margin 3.13%
After Three Quarters of Expansion Totaling 24 bps, Margin
Slipped by 5 bps to 3.13%
1Q 2008 margin is likely to compress slightly due to the securities purchased in 4Q 2007
For the remainder of 2008, we expect margin to stabilize and possibly expand, depending upon deposit pricing and volumes, the Libor/Prime relationship, and the level of NPA’s

Financial Topics:  Provision
Provision $356.8           $147.0        $104.7
Net Charge-Offs $168.0           $103.7        $  88.3
Net Charge-Off Ratio 0.55%           0.34%         0.30%
Net ALLL Increase                $188.8           $  43.3       $  16.4
Allowance to Loan Ratio       1.05%            0.91%        0.88%
4Q 2007 3Q 2007 2Q 2007
($ in millions)
Provision Expense Covers Charge-Offs Plus a 14 bp Increase
in the Allowance to Loan Ratio

Financial Topics:  Three Pillars Funding
Three Pillars is an off-balance sheet, multi-seller asset-backed commercial paper (ABCP)
program established in 1999 to finance the receivables of SunTrust’s corporate clients
Three Pillars had $7.7 billion in commitments with $4.6 billion of outstanding ABCP on
12/31/2007 supporting 48 client transactions
Client transactions are typically structured to an implied A rating and we have not incurred losses on any client related transactions since inception
Three Pillars also held $718 million of highly-rated ABS in 4Q 2007 and 83% of the $718 million portfolio of bonds are AAA/Aaa rated and 17% are AA/Aa rated
In the 3Q and 4Q, deterioration in the performance of the underlying collateral and market illiquidity began materially decreasing the market value of the securities, and a review of the remittance reports received on 12/26/2007 showed continued deterioration in collateral performance
In order to reduce the risk profile of Three Pillars, SunTrust Management decided to purchase the $718 million in ABS securities and record a market valuation write-down of $145 million
Through January 16th, all bonds have maintained their original ratings and none have been placed on a “ratings watch”
During the week of January 7th, SunTrust sold 3 of the highest risk bonds with current par values of $104 million at prices roughly equal to the 12/31/2007 carrying values
Purchased $718 Million in Asset-Backed Securities (ABS) from
Three Pillars on December 31, 2007 and Recorded a $145 Million
Market Valuation Write-Down

Financial Topics:  STI Classic Funds
As previously announced on December 20th, SunTrust purchased $1.4 Billion of securities from the STI Classic Prime Quality Money Market Fund and the STI Classic Institutional Cash
Management Money Market Fund at the end of the 4Q
The securities have been recorded in Trading Assets on SunTrust’s balance sheet and a market valuation write-down of $250 million was recorded in the 4Q
SunTrust took this preemptive action to protect its approximately 142,000 account holders from possible future losses associated with these securities
We believe this action enhances our reputation with clients and protects the revenue value of the other products and services purchased by the Fund’s shareholders throughout the Bank
Excluding the non-performing SIVs, 94% of the securities mature by June 30, 2008.  $185 million in payments have been received in January, and another $155 million is expected by month end
Purchased $1.4 Billion in Securities from its Affiliated Mutual Fund
Complex in 4Q 2007 and Recorded a $250 Million Market Valuation
Write-Down

Financial Topics:  Private Placement Fund Update
In 3Q 2007 SunTrust disclosed the planned closure of a private placement fund and that shareholder’s of the fund would receive their full principal and interest due in cash
The $967 million in securities were consolidated on the Company’s balance sheet at 9/30/2007
These securities had original AAA ratings and consist of roughly 80% RMBS
A market valuation write-down of approximately $16.0 million was recorded in the 3Q
The market value of these securities declined significantly during the fourth quarter due to trading activity in some of the securities, and as a result we determined that an additional $116 million write-down was appropriate
After a fundamental review of the likely intrinsic value of the securities if held to maturity,
SunTrust has decided for now to hold these securities
Recorded 4Q 2007 Market Valuation Write-Down of $116 Million on
$967 Million in Securities Consolidated in 3Q 2007 as a Result of the
Closure of a Private Placement Fund

Financial Topics:  Noninterest Income
SIV’s Purchased from STI Classic Funds $250
Securities Purchased from Three Pillars 145
Other Market Valuation Impacts:
Capital Markets 50
Mortgage 78
Treasury – Securities Marks                     116
Treasury – SunTrust Debt       (84)
160
TOTAL $555
Capital Markets related write-downs
declined from $121 million in 3Q to $50
million in 4Q
Mortgage write-downs decreased from $88
million in 3Q to $78 million in 4Q
Corporate debt security spreads widened
even more in 4Q creating an $84 million
write-up in the value of SunTrust fixed rate
debt
Solid performance in fee income with
double digit percentage growth over 4Q
2006 in service charges, retail investment
services, card fees, and mortgage servicing
($ in millions)
$555 Million Market Valuation Write-Downs on Securities and Loans
Drove a 35% Decrease in Noninterest Income versus 4Q 2006

Financial Topics:  Trading Assets
Dec 31           Sept 30
2007 2007 Change
U.S. Gov’t & Agency $   4,133 $4,215          $    (82)
Corporate & Other 3,440 970             2,470
Equity 243 325                 (82)
Mortgage Backed 321 494              (173)
Derivative Contracts 1,977 1,612 365
Municipal                                 171  241                 (70)
Commercial Paper                            2   673              (671)
Securitization Warehouse            61 894              (833)
Other Securities 170 143 27
TOTAL $10,518         $9,567 $ 951
($ in millions)
Trading Assets Increase by $951 Million Driven by the Purchase of
Securities from STI Mutual Funds and Three Pillars
Growth in Corporate &
Other includes carrying
value of SIV and Three
Pillars securities
purchased in December
Securitization warehouse
declined by $833 million
due in part to securitization
of CLO loans

Financial Topics:  Capital Markets Related Impacts
Significant Steps Taken to Mitigate Securitization-Related Exposure
Dec 31       Sept 30
Warehouse 2007 2007
RMBS $  0.0   $       2.4
CLO 0.0 420.2
SBA 61.0 471.1
Sub-Total                           $61.0    $  893.7
Other Exposure
STI CLO $ 45.7        $ 48.5
CDO 6.9  21.1
CLO 23.2   8.1
RMBS 0.4 29.6
Trups 4.8 6.7
Sub-Total 81.0 114.0
TOTAL $142.0  $1,007.7
CLO reduction from securitization with
$365 million AAA portion retained in
Treasury portfolio
SBA loans re-classified as U.S. Gov’t &
Agency and approximately half sold
during 4Q 2007
CDO & RMBS exposures reduced
through write-downs and sales
($ in millions)

Financial Topics:  Expense Growth
($ in millions)
$ %
2007 2006 Change Change
Noninterest Expense $5,233.8    $4,879.9             $353.9              7.3%
Net E Non-Recurring (61.7) (13.4)
Elimination of FAS 91 Deferral (78.4) -
Reversal of LILO QTE Reserve - 10.9
Capital Security Redemption                        33.6 -
Visa Litigation Accrual                                 (76.9)  -
Affordable Housing Divestitures                 (63.5)          (14.8)
Adjusted Noninterest Expense $4,986.9 $4,862.6            $124.3
Credit Related $   262.4 $   146.4            $116.0             79.2%
1.  Includes $45 million of severance recorded in 3Q 2007
2.  Related to fair value accounting election in May 2007
3.  Includes operating losses, credit and collections, and other real estate expense
2007 Full Year Core Expense Growth of $124 Million (2.6%)
Driven Entirely by Increased Credit Related Costs
2.6%
2
1
3
2

Loan Portfolio: $122,319
Credit Perspective
($ in millions)
Dec 31 Sept 30%
2007 2007 Change
Commercial $35,929 $34,970 2.7%
Real Estate:
Home Equity 14,912 14,599 2.1
Construction 13,777 14,359 (4.1)
Residential Mortgages 32,780 31,604 3.7
Commercial Real Estate 12,609 12,487 1.0
Consumer:
Direct 3,964 4,419 (10.3)
Indirect 7,494 7,642 (1.9)
Credit Card 854 668 27.8
Total Loans $122,319 $120,748 1.3%
Growth in C&I and Mortgage; Declines in Construction and
Consumer

Residential Mortgages $32,780
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Profile Credit Quality Metrics
%
Dec 31                                Orig Current                    $               60+
Balance % WACLTV WAFICO NPL DLQ
Core Portfolio         $21,831      66.6%    76%     733              $323          1.40%
Home Equity                 3,625         11.0            73    722                   41          0.80
Prime 2    (Insured)      3,919         12.0            93                 721                   49          1.60
Lot Loans 1,681 5.1            84                         729                   87          3.30
Alt-A 1                    1,204           3.7            76                        664                 276          8.30
Alt-A 2        520 1.6 98   634 65 6.50
$32,780  100.0%        83%                              701         $841         2.00%
1.  %60+ DPD does not include nonaccruals
90% of Portfolio has High FICO and Low LTV or Insurance
nd
st
nd
1

Home Equity Lines $14,912
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Profile Credit Quality Metrics
4Q
Dec 31          % of Orig Current                      C/O %                  30+
Balance Portfolio WACLTV WAFICO % NPL DLQ
3   Party Originated $1,836 12.3%         86% 715                   3.85%         2.59%         5.41%
CLTV > 90%   2,561          17.2       95            736                 1.85         1.11      2.65
Florida  3,518          23.6       67            720                 0.92          0.96      2.10
All Other             6,997 46.9 67 722 0.44 0.42 1.41
$14,912       100.0%       74%    723         1.23%    0.91%   2.29%
1.  Excludes 3   party originated
2. Excludes 3    party originated, CLTV 90+%
3. Excludes 3    party originated, CLTV 90+% and Florida
Performance Issues Largely Confined to 3   Party and Higher LTV
Portions of Portfolio
rd
rd
1
2
3
rd
rd
rd

Construction $13,777
Credit Perspective
(As of 12/31/07, in millions)
Portfolio Statistics Credit Quality Metrics
Avg FL           %
Dec 31              % of %           Size                  4Q07            $   NPL         30+
Balance Portfolio FL $000’s $C/O NPL % DLQ
Construction Perm $3,555              26%         31%       445        $1.4 $99.0       51%     4.36%
Residential
Construction                2,731              20            31          391            3.9      132.3       55        1.34
Residential A&D              2,146              15    28  662           1.4        45.7      53        0.54
Commercial
Construction             3,293              24       28       1,400     0.0         4.0          6        0.22
Commercial A&D                791       6  27          771                0.2    4.5          9        0.08
Raw Land 1,261 9 34 712                 0.0 10.0 7 0.13
$13,777            100%   29%                              $6.9   $295.5     50%     6.67%
Low Charge-Offs to Date; Commercial Performing Well, with Stress
Most Evident in Florida Residential

Nonperforming Assets $1,655
Credit Perspective
(As of 12/31/07, in millions) Dec 31        % of
Balance NPA
Residential Construction & A&D $179 10.8%
Construction Perm 99                   6.0
Other 17  1.0
Total Construction 295 17.8
Residential Mortgage & HELOC 977 59.0
Total Construction & Mortgage               1,272                               76.8
All Other 158 9.5
Subtotal - Nonaccrual loans 1,430                               86.3
Restructured/OREO        225 13.6
TOTAL  NPA’s $1,655 100.0%
Growth in NPAs Driven by Relatively Well Secured Residential
Mortgage and Construction Loans

20 Appendix

Additional Financial Disclosures
($ in millions)
4Q 2007 3Q 2007
Trading Account Profits and Commissions
Market Valuation Write-Downs $(477)                            $(73)
Mortgage Production Income
Mark-to-Market (Spread widening $  (78) $ (88)
& NPL Marks)
Mortgage Servicing Income
Revenue From Sale of Mortgage Servicing Rights $   19 $ 20
Other Noninterest Expense
Affordable Housing $   58 $    6

Outlook
Capital & Margin
Tier 1 ratio fell below target at year end; we expect to be above target with planned transactions
Tier 1 target remains 7.50%
We expect that under any of the authorized Coca-Cola Stock transactions, Tier 1 capital would increase by approximately $1 billion and SunTrust expects to provide additional detail around these transactions during 2Q 2008
We are also evaluating the Capital Markets and may issue capital securities during the first quarter
We do not anticipate any issues in maintaining our dividend. As has been the standard practice over the years, the
Board will consider SunTrust’s dividend policy when it meets in February
1Q 2008 margin is likely to compress slightly due to the securities purchased in 4Q 2007
For the remainder of 2008, we expect margin to stabilize and possibly expand, depending upon deposit pricing and volumes, the Libor/Prime relationship, and the level of NPA’s
Credit
The 5% of the Residential Mortgage portfolio secured by residential lots is showing stress with 60+ delinquency in excess of 3%.  While the credit quality of the borrowers is holding up well, the delinquency rate, original LTV and outlook for residential values and construction activity point to more losses in this portfolio
Alt-A 1   lien loans:  We expect NPL’s to increase further. However, ultimately we expect the loss content to be manageable given the 24% valuation cushion at origination.
We continue to expect that the loss content in current NPA’s will be manageable
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1
1
st

Outlook
Credit (continued)
We expect charge-offs to increase in the first quarter and perhaps second quarter in the consumer/residential real estate-based portfolios.  We are projecting charge-offs to moderate in the second half in these portfolios, relatively good
C&I performance, and increasing risk and charge-offs in residential construction/Home Builder as current weakness turns into charge-offs later in the year.  The key risk to these expectations are a broad recession and significant additional declines in real estate values
We expect charge-offs to trend up in the near term.  However, given our underwriting standards, collateral position, and risk mitigation activities, we expect 2008 losses to be manageable
Revenue & Expense
In this environment, we would expect our Commercial Clients to be relatively conservative in investing for growth and that means 2008 will be tough year for loan and revenue growth
Three Pillars is performing well and we expect it will remain off balance sheet
The markets remain volatile and we expect to receive December performance data later this month that could affect values
Based on estimates provided by Visa regarding its planned IPO, we currently believe our ownership interest in Visa has a value significantly in excess of $77 million
Our organizational review efforts will result in the elimination of 2,400 positions
E  goal is to achieve savings of $530 million, or 10% of our 2006 expense base during the 2009 fiscal year, and with a fourth quarter run-rate of $75 million we are well on our way to meeting our 2008 goal of $350 million
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1
1
2